Exhibit 19.1


  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

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

  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               4

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.360%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.370%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.400%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.720%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,194,199.74                   $88.07          $10,194,287.81
  Repurchased Loan Proceeds Related to Interest                           4,910.99                     0.00                4,910.99
                                                                          --------                     ----                --------
      Total                                                         $10,199,110.73                   $88.07          $10,199,198.80
  Servicer Advances:
  Principal Advances                                                         $0.00                $1,087.78               $1,087.78
  Interest Advances                                                   2,284,112.61                   160.02            2,284,272.63
                                                                      ------------                   ------            ------------
      Total                                                          $2,284,112.61                $1,247.80           $2,285,360.41
  Principal:
  Principal Collections                                             $63,996,887.97               $10,572.41          $64,007,460.38
  Prepayments in Full                                                28,564,816.61                     0.00           28,564,816.61
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        408,346.28                     0.00              408,346.28
  Payahead Draws                                                              0.00                   166.11                  166.11
                                                                              ----                   ------                  ------
      Total                                                         $92,970,050.86               $10,738.52          $92,980,789.38
  Liquidation Proceeds                                                                                                  $916,275.87
  Recoveries from Prior Month Charge-Offs                                                                                 12,288.94
                                                                                                                          ---------
      Total Principal Collections                                                                                    $93,909,354.19
  Principal Losses for Collection Period                                                                              $1,850,734.06
  Total Regular Principal Reduction                                                                                  $94,832,611.22
  Total Collections                                                                                                 $106,393,913.40

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $106,393,913.40
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $106,393,913.40



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               4

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,392,228.77        $2,392,228.77                $0.00
   Amount per $1,000 of Original Balance               0.78                 0.78                 0.00
  Net Swap Payment, Tranche A2 B                 $137,600.00
  Net Swap Payment, Tranche A3 B                 $182,400.00
  Net Swap Payment, Tranche A4 B                 $220,319.16
  Net Swap Payment, Tranche B-2                   $44,079.16
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $317,734.65         $317,734.65                  $0.00                $0.00               $0.00
   Class A2 A Notes                  864,000.00          864,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                  725,333.33          725,333.33                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  325,375.00          325,375.00                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  246,166.67          246,166.67                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    53,391.67           53,391.67                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,883,592.57       $3,883,592.57                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $4,133,546.74       $4,133,546.74               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $99,283,739.57
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        52,629,908.33
   Regular Principal Distribution Amount    227,080,450.99
                                            --------------
      Principal Distribution Amount        $279,710,359.32
   Noteholder Principal Distributions:
    Class A1 Notes                                        $99,283,739.57
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                          $99,283,739.57
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $99,283,739.57
  Collections Released to Seller                                  $0.00
  Total Available for Distribution          $106,393,913.40
  Total Distribution (incl. Servicing Fee)  $106,393,913.40



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               4

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                          Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $172.07                   $0.55                  $172.62
  Class A2 A Notes                                               0.00                    1.35                     1.35
  Class A2 B Notes                                               0.00                    1.13                     1.13
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.14                     1.14
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.17                     1.17
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.43                     1.43
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $33.10                   $1.29                   $34.40
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.45                   $1.35                   $33.80

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,702,134,359.32       0.9008844              $2,602,850,619.75        0.8677835
  Class A1 Notes                               279,710,359.32       0.4847667                 180,426,619.75        0.3126978
  Class A2 A Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A2 B Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,762,123,359.32       0.9028279              $2,662,839,619.75        0.8703760
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.20%
  Weighted Average Remaining Maturity (WAM)              46.45                                           45.62
  Remaining Number of Receivables                      169,553                                         167,048
  Portfolio Receivable Balance               $2,870,674,529.55                               $2,775,841,918.33

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $12,008,420.15
  Specified Credit Enhancement Amount                                                                        $27,758,419.18
  Yield Supplement Overcollateralization Amount                                                             $126,337,467.34
  Target Level of Overcollateralization                                                                     $138,345,887.49











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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               4

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $916,275.87
  Recoveries from Prior Month Charge-Offs                                                                                $12,288.94
  Total Principal Losses for Collection Period                                                                        $1,850,734.06
  Charge-off Rate for Collection Period (annualized)                                                                          0.39%
  Cumulative Net Losses for all Periods                                                                               $1,575,697.21


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,293                $20,995,451.14
  61-90 Days Delinquent                                                                           191                 $3,158,858.92
  91-120 Days Delinquent                                                                           41                   $594,960.71
  Over 120 Days Delinquent                                                                         15                   $362,703.15

  Repossesion Inventory                                                                           162                 $2,974,745.20


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0501%
  Preceding Collection Period                                                                                               0.2046%
  Current Collection Period                                                                                                 0.3920%
  Three Month Average                                                                                                       0.2156%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1126%
  Current Collection Period                                                                                                 0.1479%
  Three Month Average                                                                                                       0.1167%











                                                          Page 4

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               4

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,133,722.57                     $5,022.18
  New Advances                                                                           2,261,927.64                      1,247.80
  Servicer Advance Recoveries                                                            1,535,837.11                      2,576.32
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $4,859,813.10                     $3,693.66

  Current Month Interest Advances for Prepaid Loans                                        $22,184.97                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $11,437.38
  Additional Payaheads                                                                                                       746.03
  Payahead Draws                                                                                                             254.18
                                                                                                                             ------
  Ending Payahead Account Balance                                                                                        $11,929.23
















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